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                                                                    EXHIBIT 23.7

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the inclusion in this registration statement on Form S-4
(File No.        ) of our report dated February 13, 1997, on our audit of the financial statements of Community Pacific Broadcasting Company L.P. We also consent to the reference to our firm under the caption "Experts".

                                              /s/ COOPERS & LYBRAND L.L.P.

San Jose, California
April 21, 1997